UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

American Healthcare REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41951	47-2887436
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18191 Von Karman Avenue, Suite 300
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949 270-9200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2026, we held our 2026 Annual Meeting of Stockholders. At the meeting, our stockholders voted on the following three proposals: (i) to consider and vote upon the election of nine directors, each to hold office for a one-year term expiring at the 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies; (ii) to consider and vote upon the ratification of the appointment of Deloitte & Touche LLP, or Deloitte & Touche, as our independent registered public accounting firm for the year ending December 31, 2026; and (iii) to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers for the year ended December 31, 2025. The three proposals are described in detail in our definitive proxy statement, dated April 9, 2026, as filed with the United States Securities and Exchange Commission on Schedule 14A on April 9, 2026.

The votes with respect to each of the proposals are set forth below.

Proposal 1. To consider and vote upon the election of nine directors, each to hold office for a one-year term expiring at the 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies:

Nominee	Shares For	Shares Withheld	Broker Non-Votes

Jeffrey T. Hanson	150,602,098	6,878,465	16,097,079
Danny Prosky	156,485,882	994,681	16,097,079
Mathieu B. Streiff	99,168,560	58,312,003	16,097,079
Scott A. Estes	156,000,737	1,479,826	16,097,079
Brian J. Flornes	131,491,865	25,988,698	16,097,079
Dianne Hurley	155,666,956	1,813,607	16,097,079
Marvin R. O'Quinn	156,630,288	850,275	16,097,079
Valerie Richardson	148,465,492	9,015,071	16,097,079
Wilbur H. Smith III	147,262,301	10,218,262	16,097,079

The nine above-referenced nominees therefore were elected as our directors by the requisite vote of our stockholders necessary for approval.

Proposal 2. To consider and vote upon the ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm for the year ending December 31, 2026:

Shares For	Shares Against	Shares Abstained

172,002,161	1,383,331	192,150

Proposal 3. To approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers for the year ended December 31, 2025:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes

152,134,858	5,019,014	326,691	16,097,079

The compensation of our named executive officers therefore was approved by the requisite vote of our stockholders, on an advisory basis.

No other proposals were submitted to a vote of our stockholders at the annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.

Date:	June 25, 2026	By:	/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson Title: Interim Chief Executive Officer and President